UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2009 (October 1, 2009)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	File No. 1-14066	13-3849074
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028

(Address and zip code of principal executive offices)

(602) 494-5328

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On October 6, 2009, Southern Copper Corporation (“SCC”) announced that the workers of the Nueva Rosita Unit of its subsidiary, Industrial Minera Mexico S. A. de C.V. (“IMMSA”), had, by an overwhelming majority, voted to elect union representation by the “Sindicato Nacional de Trabajadores de la Exploracion, Explotacion y Beneficio de Minas de la Republica Mexicana” (Exploration Union), which belongs to the National Federation of Independent Unions and which has a very large number of members.  On October 1, 2009 the Federal Labor Court affirmed the decision of the workers of Nueva Rosita to be represented by the Exploration Union, decision which later could be challenged.

The workers from eight of eleven mining units and plants of Minera Mexico S. A. de C. V. are now represented by the Exploration Union.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Armando Ortega Gomez
Name:	Armando Ortega Gomez
Title:	Vice President, Legal, General Counsel and Secretary

Date: October 6, 2009